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                                                                   Exhibit 10.20

                        STANDARD OFFICE LEASE AGREEMENT

This Lease between CHEYENNE INVESTMENTS L.L.C., a Nevada Limited Liability Company, ("Landlord"), and MGC COMMUNICATIONS, INC., a Nevada Corporation, ("Tenant"), is dated March 25, 1999.

1.      LEASE OF PREMISES.

In consideration of the Rent (as defined at Section 5.4) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A", and further described at Section 2i. The Premises are located within the Building and Project described in Section 2m. Tenant shall have the nonconclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Common Areas (as defined at Section 2c).

2.      DEFINITIONS.

As used in this Lease, the following terms shall have the following meanings:

a.     Base Rent (initial): $478,175.00
                           _________________________________________ per year.

A(1)   Common Area Expenses (initial): 68,508.00
                                      ______________________________ per year.

D.     Base Year; The calendar year of 2000
                                       ______________________________________

c.     Broker(s) ____________________________________________________________

       Landlord's ___________________________________________________________

       Tenant's _____________________________________________________________

d.     Commencement Date: November 6, 1999

e. Common Areas: the building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas. Landlord shall have the right to regulate or restrict the use of the Common Areas.

f.     Expense Stop: see 7h
                     _______________________________________________________

g.     Expiration Date: ?????? 31, 2004
                       ____________________________________ unless otherwise
       sooner terminated in accordance with the provisions of this Lease.

h. Index (Section 5.3); United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average, "All Items" (1967-100).

i.     Landlord's Mailing Address:

                          3291 N. Buffalo Dr., Stc. 5
                              Las Vegas, NV 89125

       Tenant's Mailing Address:
                               3301 Buffalo Drive
                               Las Vegas, NV 89129

j.     Monthly Installments of Base Rent (initial): $35,681.25
                                                  ___________ per month.

j(i).  Monthly installments of Common Area Maintenance Charge (initial)
       $5,709.00
       __________

k. Parking: Tenant shall be permitted to park N/A employees and visitors cars on a non exclusive basis in the area(s) designated by Landlord for parking. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord's parking operator.

l. Premises: approximately 28,545 square feet of Rentable Area, shown by diagonal lines on Exhibit "A," located in Building 9 and known as Suite N/A.

m. Project: the building of which the Premises are a part (the "Building") and any other buildings or improvements on the real property (the "Property") located at FLYNN GALLAGHER CORPORATE CENTRE and further described at Exhibit "B."

                                                                  --------------
                                                                     Initial
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n.   Both parties expressly and explicitly agree that they have reviewed all of the lease agreement including but not limited to attached addenda and exhibits to their satisfaction prior to the execution of this lease agreement. Both parties have had the opportunity have legal counsel review this lease agreement and if either party chooses not to seek advice of counsel then said decision will be made with knowing and willing consent.

1. Waiver. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

     No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the lease.

     Landlord's consent to or approval of any act by Tenant requiring Landlord's consent for approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

The parties hereto have executed this Lease as of the dates set forth below.


Landlord:

CHEYENNE INVESTMENTS L.L.C.


By:     /s/ George K. Connor Mgr.
     --------------------------------
             George K. Connor


Title: Manager


Date:            4/29/99
      -------------------------------


By:
     --------------------------------



Title:
       ------------------------------


Date:
      -------------------------------



Tenant: MGC COMMUNICATIONS, INC., A Nevada Corporation


By:      /s/ ???? J. Montgomery
    ---------------------------------
             ???? J. Montgomery


Title: President & CEO


Date:            4/29/99
      -------------------------------


By:
    ---------------------------------


Title:
       ------------------------------


Date: -------------------------------

                                       16
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                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease is attached to and made a part of that certain Lease dated July 01, 1997 by and between Cheyenne Investments, LLC, a Nevada Limited Liability Company, ("Landlord") and MGC Communications, Inc., a Nevada Corporation ("Tenant").

The above mentioned Lease is amended as follows:

PREMISES

(1) The number Thirty Two Thousand, Four Hundred Fifty square feet (32,450) of Rentable area is hereby submitted for the number Twenty Four Thousand, One Hundred Twenty Five square feet (24,125) of Rentable area as found in Paragraph 2,(l).

BASE MONTHLY RENT

(2) The sum Fifty Three Thousand Five Hundred Forty Two and 50/100 Dollars ($53,542.50) is hereby substituted for the sum Thirty Nine Thousand Eight Hundred Six and 25/100 Dollars ($39,806.25) as found in Paragraph 2,(j).

Save and except as amended hereby, said lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have signed this First Amendment to
Lease this   day of May, 1998.

LANDLORD:                                                  TENANT:

____________________________                    _______________________________
Cheyenne Investments, LLC                       MGC Communications, Inc.
A Limited Liability Company                     A Nevada Corporation


By: ??????? K. Connor                             By:  N.J. Montgomery
____________________________                         ___________________________


Title:  Manager                                 Title:  President
       _____________________                            ________________________
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                           SECOND AMENDMENT TO LEASE

This Second Amendment to Lease is attached to and made part of that certain Lease dated July 1, 1997 by and between Cheyenne Investments, LLC, a Nevada Limited Liability Company, ("Landlord") and MGC Communications, Inc., a Nevada Corporation ("Tenant").

The above mentioned Lease is amended as follows:

ADDITIONAL RENTABLE AREA

     1) Approximately Three Thousand Three Hundred Thirteen (3,313) square feet of Rentable Area, located in building B, Suite 7, at 3291 N. Buffalo Drive, Las Vegas, Nevada 89129.

     2) The Base Monthly Rent for the additional square footage is Five Thousand Six Hundred Three and 11/100 Dollars ($5,603.11).

IN WITNESS WHEREOF, Landlord and Tenant have signed this Second Amendment to Lease this 29th day of December, 1998.

LANDLORD:                                            TENANT:

Cheyenne Investments, LLC                            MGC Communications, Inc.
A Limited Liability Company                          A Nevada Corporation

By: /s/                                              By: /s/
   ------------------------                              ----------------------

Title:                                               Title: President & CEO
      ---------------------                                 -------------------